                                                                    Exhibit 4(e)

             TEMPORARY CERTIFICATE - - EXCHANGEABLE FOR DEFINITIVE
                 ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY.


             NUMBER                                 UNOVA, INC. (the "Company")                               SHARES
____% SERIES ___ PREFERRED STOCK       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE              CUSIP _________
   (PAR VALUE $.01 PER SHARE)          THIS CERTIFICATE IS TRANSFERABLE IN [NEW YORK, NY]              SEE REVERSE SIDE FOR
                                                                                                       CERTAIN DEFINITIONS


THIS CERTIFIES that

                                S P E C I M E N

is the owner of

     FULLY-PAID AND NON-ASSESSABLE SHARES OF THE _____% SERIES ___ PREFERRED STOCK (PAR VALUE $.01 PER SHARE) OF UNOVA, INC. (the "Company"), transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the corporate seal of the said Company and the signatures of its duly authorized officers.

               Dated




   General Counsel and Secretary      President and Chief Executive Officer

Countersigned and Registered:

     _______________________________________

     _______________________________________,

BY                                                                TRANSFER AGENT
                                                                  AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

                                  UNOVA, INC.

     The Company will furnish without charge to any shareholder who so requests, a statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --   as tenants in common                    UNIF GIFT MIN ACT  --   ________  Custodian  _________
TEN ENT  --   as tenants by the entireties                                     (Cust)               (Minor)
JT TEN   --   as joint tenants with right of                                  Under Uniform Gifts to Minors Act
              survivorship and not as tenants in                              ______________________________
              common                                                                     (State)

Additional abbreviations may also be used though not in the above list.

     For value received, ______________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
   (Please print or typewrite name and address including postal zip code of assignee)
__________________________________________________________________________Shares
________________________________________________________________________________
represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
________________________________________________________________________________
to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

Dated:  ______________                   _______________________________________

                                         _______________________________________

                                         NOTICE:  The signature(s) to this
                                         assignment must correspond with the
                                         name(s) as written upon the face of the
                                         Certificate in every particular,
                                         without alteration or enlargement or
                                         any change whatever. The signature(s)
                                         should be guaranteed by a commercial
                                         bank or trust company or by a New York,
                                         Midwest or Pacific Stock Exchange
                                         member or firm, whose signature is
                                         known to the transfer office.

                              [CONVERSION NOTICE]

    To convert this Security into Common Stock of the Company, check the box.[ ]

    To convert only part of this Security, state the amount:  $___________

    If you want the stock certificate made out in another person's name fill in the form below:


PLEASE INSERT OTHER PERSON'S SOCIAL SECURITY OR TAX I.D. NO.
________________________________________________________________________________

________________________________________________________________________________
   (Print or type other person's name and address including postal zip code)

________________________________________________________________________________

________________________________________________________________________________

Dated:  ___________________              _______________________________________

                                         _______________________________________

                                         NOTICE:  The signature(s) to this
                                         conversion notice must correspond with
                                         the name(s) as written upon the face of
                                         the Certificate in every particular,
                                         without alteration or enlargement, or
                                         any change whatever. The signature(s)
                                         should be guaranteed by a commercial
                                         bank or trust company, or by a New
                                         York, Midwest or Pacific Stock Exchange
                                         member or firm, whose signature is
                                         known to the transfer office.